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                                                                    EXHIBIT 32.1


            CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the annual report on Form 10-KSB/A of Teleconnect, Inc. (the "Company") for the year ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, President, Treasurer, and the principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Teleconnect, Inc.

Date: July 31, 2007                   /s/ Gustavo Gomez
                                          --------------------------------------
                                          Gustavo Gomez, Chief Executive Officer


Date: July 31,2007                   /s/ Alfonso de Borbon
                                          --------------------------------------
                                          Alfonso de Borbon, Chief Financial
                                          Officer